GUARANTY AGREEMENT

THIS PERSONAL GUARANTY AGREEMENT (this “Guaranty”) is made as of February 5, 2007 by Arthur Liu ( “Guarantor”), whose address is ___________________________________ whose social security number is ____________, in favor of Apex Investment Fund, Ltd. (“Lender”).

1. The Note. This Guaranty is executed in connection with that certain Secured Promissory Note (the “Note”) of even date herewith, made by AuraSound, a California corporation, in the original principal amount of $500,000 ( “Borrower”), pursuant to which Lender is making a loan (the “Loan”) to Borrower. Unless otherwise defined herein, any capitalized terms used herein shall have the meanings assigned to such terms in the Note. The Note and all other documents executed in connection with, or as security for, the Loan are hereinafter referred to as the “Loan Documents.”

2. Purpose and Consideration. The execution and delivery of this Guaranty by Guarantor is a condition to the making of the Loan to Borrower, is made in order to induce Lender to make the Loan, and is made in recognition that Lender will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Documents.

3. Guaranty. Guarantor hereby guarantees absolutely, primarily, unconditionally, and irrevocably: (i) the full and timely payment of all indebtedness evidenced by or arising under the Note, as and when the same becomes due, whether at maturity, by acceleration, or otherwise, all fees payable by Borrower in connection with the Loan, and any advances made by Lender under the authority of any of the Loan Documents, including any sums expended by Lender for the benefit of Borrower or for the benefit of any security provided under any of the Loan Documents, including, without limitation, taxes, assessments, insurance premiums, and costs of maintenance, repair or restoration; and (ii) the full and timely performance by Borrower of any and all of its obligations under the Loan Documents. Borrower’s obligations to make payments under the Note and all of Borrower’s other obligations under the Loan Documents are sometimes collectively referred to herein as the “Obligations.” Guarantor agrees that this is a guarantee of payment and performance and not of collection, and that there is no limitation on the amount of Guarantor’s liability hereunder.

4. Guaranty Is Independent and Absolute. The obligations of Guarantor hereunder are independent of the obligations of Borrower and any other guarantor or other person or entity who may become liable with respect to the Obligations. Guarantor is jointly and severally liable with Borrower for the full and timely payment and performance of all of the Obligations. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor, whether or not any action is brought against Borrower, any other guarantor, or any other person or entity for any Obligations guaranteed hereby and whether or not Borrower, any other guarantor, or any other person or entity is joined in any action against Guarantor. Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or entity or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Note or any other Loan Document, and (ii) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Obligations.

5. Authorizations to Lender. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time, to: (i) renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Note, including any increase in the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (ii) renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (iii) apply any security and direct the order or manner of sale thereof as Lender, in Lender’s discretion, may determine; (iv) proceed against Borrower or Guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (v) exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (vi) release or substitute Borrower or any one or more of any other guarantor, any endorser, or any other party who may be or become liable with respect to the Obligations, without any release or reduction in liability being deemed made of Guarantor or any other such person or entity; and (vii) accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Guarantor, any other guarantor, or any endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

6. Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Borrower (other than regular installment payments under the Note when Borrower is not in default under any of the Loan Documents) may be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender’s discretion deems appropriate.

7. Waivers by Guarantor. In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Guarantor:

(a) Guarantor hereby waives: (i) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (ii) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (iii) any right to require Lender to proceed against, give notice to, or make demand upon Borrower or any other guarantor; (iv) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (v) any right to require Lender to pursue any remedy of Lender; (vi) any right to direct the application of any security held by Lender; (vii) any right of subrogation and any right to enforce any remedy which Lender may have against Borrower, any right to participate in any security now or hereafter held by Lender, and any right to reimbursement from Borrower for amounts paid to Lender by Guarantor; (viii) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation; (ix) any defense arising out of any disability or other defense of Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Borrower, or of any remedy for the enforcement of such liability; (x) any statute of limitations affecting the liability of Guarantor hereunder; (xi) any right to plead or assert any election of remedies by Lender; and (xii) any other defenses available to a surety under applicable law.

(b) Guarantor hereby waives its right, under Sections 2845 or 2850 of the California Civil Code or otherwise, to require Lender to institute suit against, or to exhaust any rights and remedies which Lender has or may have against, Borrower or any third party, or against any collateral for the Obligations provided by Borrower, Guarantor or any third party. In this regard, Guarantor agrees that it is bound to the payment of all Obligations, whether now existing or hereafter accruing as fully as if such Obligations were directly owing to Lender by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

(c) Guarantor hereby waives: (i) any rights to assert against Lender any defense (legal or equitable), set-off, counterclaim or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender; (ii) any defense, set-off, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of the Obligations or any security therefor; (iii) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822 or 2825 of the California Civil Code or otherwise, arising by reason of: any claim or defense based upon an election of remedies by Lender; the impairment or suspension of Lender’s rights or remedies against Borrower; the alteration by Lender of the Obligations; any discharge of Borrower’s obligations to Lender by operation of law as a result of Lender’s intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the Obligations; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(d) Guarantor hereby waives any right of subrogation Guarantor has or may have as against Borrower with respect to the Obligations. In addition, Guarantor hereby waives any right to proceed against Borrower, now or hereafter for contribution, indemnity, reimbursement and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Obligations. Guarantor also hereby waives any rights to recourse to or with respect to any asset of Borrower. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a “creditor” of Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code Guarantor shall not be deemed a “creditor” of Borrower.

(e) Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure (“CCP”) or otherwise. Guarantor acknowledges and agrees that, as a result of the foregoing sentence, Guarantor is knowingly waiving in advance a complete or partial defense to this Guaranty arising under CCP sections 580d or 580a and based upon Lender’s election to conduct a private non-judicial foreclosure sale, even though such election would destroy, diminish or affect Guarantor’s rights of subrogation against Borrower or any other party and Guarantor’s rights to pursue Borrower or such other party for reimbursement contribution, indemnity or otherwise.

(f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, 2850, 2899 and 3433, CCP SECTIONS 580a, 580b, 580c, 580d AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

(g) Guarantor waives all rights and defenses that Guarantor may have because the Borrower’s debt is secured by real property. This means, among other things, (i) Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; (ii) if Lender forecloses on any real property collateral pledged by the Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from the Guarantor, even if Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which such Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that such Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender.

8. Subordination by Guarantor. Guarantor hereby agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents. Guarantor shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Guarantor until such time as the Obligations have been paid and satisfied in full.

9. Bankruptcy Reimbursements. Guarantor agrees that if any amounts paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts so recovered from Lender, together with interest thereon at the Default Rate from the date such amounts are so recovered until repaid in full to Lender, and for this purpose this Guaranty shall survive repayment of the Loan. Without limiting the foregoing, Guarantor shall pay all costs and expenses incurred by Lender in connection with any bankruptcy proceeding of Borrower or any other party liable for payment and satisfaction of the Obligations, including attorneys’ fees and expenses.

10. Service of Process on Guarantor. Guarantor covenants that, for so long as this Guaranty remains in effect, Guarantor will be subject to service of process for the purposes of any suit, action, or proceeding brought in the State of California to enforce Guarantor’s obligations under this Guaranty.

11. Assignability. This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns. This Guaranty shall follow the Note and other Loan Documents which are for the benefit of Lender; and, in the event the Note and other such Loan Documents, or any of them, are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Note and other such Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

12. Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guaranty, Guarantor agrees to pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys’ fees incurred by Lender.

13. Notices. Whenever any notice, demand, or request is required or permitted under this Guaranty, such notice, demand, or request shall be effective when delivered or three (3) days after being mailed by certified mail, return receipt requested, to Guarantor at the address set forth above or to such other address as Guarantor may designate in a notice given to Lender.

14. Severability of Provisions. If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is contained, the application of the provision to other persons or entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

15. Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor, or any other person or entity with any of its, his or her obligations set forth herein or in any of the Loan Documents nor any practice of Borrower or Guarantor at variance with the terms hereof or of any of the Loan Documents shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Guaranty.

16. Term. This Guaranty shall survive repayment in full of the Loan and remain in effect until such time as all payments received by Lender are no longer subject to recovery in any bankruptcy proceeding.

17. Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of California.

18. Waiver of Jury Trial. NEITHER GUARANTOR NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF GUARANTOR SHALL SEEK A JURY TRIAL IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING IN CONNECTION WITH THIS GUARANTY, THE NOTE OR ANY OTHER LOAN DOCUMENT, OR THE COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY THERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN. GUARANTOR ACKNOWLEDGES THAT IT HAS CONSULTED WITH ITS ATTORNEY CONCERNING THIS WAIVER OF JURY TRIAL, FULLY UNDERSTANDS THE LEGAL EFFECT OF SUCH WAIVER, AND HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVES ANY AND ALL SUCH RIGHTS TO A JURY TRIAL.

19. Jurisdiction. Guarantor hereby consents to the jurisdiction of any state or federal court situated in Orange County, California, and waives any objection based on lack of personal jurisdiction, improper venue or forum non conveniens, with regard to any actions, claims, disputes or proceedings relating to this Guaranty, any of the Loan Documents, or any other document delivered hereunder or in connection herewith, or any transaction arising form or connected to any of the foregoing. Guarantor waives personal service of any and all process upon it, and consents to all such service of process made by mail or by messenger directed to it at the address specified above. Nothing herein shall affect the right of the Lender to serve process in any manner permitted by law, or limit the right of Lender to bring proceedings against Guarantor or its property or assets in the competent courts of any other jurisdiction or jurisdictions.

20. Counterparts. This Guaranty may be executed in counterparts, each of which shall be deemed a duplicate original.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

/s/ Arthur Liu
Art Liu, an individual